Exhibit 10.5

EXECUTION VERSION

UNIT ASSIGNMENT

ASSIGNMENT AND ASSUMPTION OF LIMITED LIABILITY COMPANY INTERESTS

This ASSIGNMENT AND ASSUMPTION OF LIMITED LIABILITY COMPANY INTERESTS (this “Assignment”), dated as of January 30, 2009, is by and between Residential Capital, LLC, a Delaware limited liability company (“Assignor”), and GMAC LLC, a Delaware limited liability company (“Assignee”).

WHEREAS, Assignor and Assignee are parties to that certain Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof;

WHEREAS, pursuant to the Purchase Agreement, on the terms and subject to the conditions set forth therein, Assignee has agreed to purchase from Assignor, and take assignment and delivery of, the Transferred Class M Common Units; and

WHEREAS, all capitalized terms used in this Assignment but not defined herein shall have the meanings assigned to them in the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

1. Assignor hereby sells, assigns, transfers and delivers to Assignee the Transferred Class M Common Units, including all capital relating thereto and profits derived therefrom after the date hereof, free and clear of all Liens.

2. Assignee hereby accepts the foregoing assignment and assumes all of Assignor’s obligations and liabilities under the Effective IB Finance LLC Agreement relating to the Transferred Class M Common Units from and after the date hereof.

3. This Assignment is solely for the benefit of the parties hereto, and no provision of this Assignment shall be deemed to confer any remedy, claim or right upon any third party.

4. This Assignment may be amended, modified or supplemented only in a writing signed by the parties to this Assignment.

5. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (BOTH SUBSTANTIVE AND PROCEDURAL), AND NOT THE CONFLICT OF LAWS PRINCIPLES OF THE STATE OF DELAWARE.

6. EACH PARTY HEREBY IRREVOCABLY WAIVES ITS RIGHTS TO A JURY TRIAL IN CONNECTION WITH ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY SUCH PARTY AGAINST THE OTHER IN CONNECTION WITH OR ARISING FROM THIS ASSIGNMENT.

7. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the date first above written.

ASSIGNOR:

RESIDENTIAL CAPITAL, LLC

By:	/s/ James N. Young
Name:	James N. Young
Title:	CFO

ASSIGNEE:

GMAC LLC

By:	/s/ Robert S. Hull
Name:	Robert S. Hull
Title:	EVP and CFO